AMANA MUTUAL FUNDS TRUST

Amana Income Fund

Amana Growth Fund

Amana Developing World Fund

Amana Participation Fund

(each, a “Fund”)

Supplement dated May 9, 2025 to the Statement of Additional Information of Amana Mutual Funds Trust (the “Trust”) dated September 27, 2024 (the “SAI”).

During a special shareowner meeting on February 14, 2025, the shareowners of the Funds approved the election or re-election of three current Independent Trustees of the Trust, Mr. Firas J. Al-Barzinji, Dr. Miles K. Davis, and Mr. Ronald H. Fielding, and approved the election of two new Trustees, Ms. Asma Y. Mirza as an Independent Trustee of the Trust, and Ms. Jane K. Carten, as an Interested Trustee of the Trust. Mss. Mirza and Carten will join the Board effective June 2025. In addition, effective June 2025, after decades of dedicated service as founding members of the Board of Trustees, Dr. Yaqub Mirza, Independent Chairman of the Board, and Mr. Nicholas Kaiser, Trustee and Founder and Global Strategist, Saturna Capital Corporation, will retire from the Board. Dr. Mirza and Mr. Kaiser will serve as Emeritus Trustees following their retirement.

Accordingly, effective May 30, 2025, the section entitled “Management of the Trust-Management Information” on pages 8-9 of the SAI is deleted and replaced with the following:

Name, Year of Birth, and Address[1]	Position(s) Held with the Trust	Trustee Since	Principal Occupation(s) during past 5 years, including Directorships	Number of Funds in Fund Complex Overseen	Other Directorships Held by Trustee during past 5 years
Independent Trustees
Firas J. Al-Barzinji, JD, MBA[2] 1983	Independent Trustee; Audit and Compliance Committee	2022	General Counsel, Sterling Management Group, Inc. (management services); Director and Chief Compliance Officer of Sterling Advisory Services, Inc.	4	None
Miles K. Davis, PhD[3] 1959	Independent Trustee (2008-2025); Governance, Nominations and Compensation Committee (Chairman)	2008	Former CEO and Vice Chancellor of Wigwe University; Former President, Linfield University; Former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business, Shenandoah University; Former Associate Professor of Management/ Director of the Institute for Entrepreneurship, Shenandoah University	4	None
Ronald H. Fielding, MA, MBA, CFA® 1949	Independent Trustee; Audit and Compliance Committee (Chairman, Financial Expert)	2012	Director, ICI Mutual Insurance Company	12	Trustee, Saturna Investment Trust

Asma Y. Mirza, MBA 1984	Independent Trustee; Audit and Compliance Committee; Governance, Nominations and Compensation Committee	2025	Chief Performance Officer, State of Maryland; Former Chief of Staff, White House COVID-19 Response Team; Former Deputy, White House Infrastructure Implementation Team; Former Special Assistant, President of the United States; Former Engagement Manager, McKinsey & Company.	4	None
Interested Trustee[4]
Jane K. Carten, MBA 1975	Interested Trustee; Governance, Nominations and Compensation Committee	2025	Vice President, Amana Mutual Funds Trust (since 2012); President Saturna Investment Trust (since 2017); Chair (since 2024), Chairperson (since 2024), President, Chief Executive Officer, and Director of Saturna Capital Corporation; Vice President and Director, Saturna Trust Company; President and Director, Saturna Brokerage Services, Inc.	12	Trustee, Saturna Investment Trust (8 portfolios)
Officers Who Are Not Trustees
Name, Year of Birth, and Address[1]	Position Held with the Trust	Officer of Amana / Fund Complex Since	Principal Occupation(s) During Past 5 Years
Christopher R. Fankhauser[5] 1972	Treasurer	2002 / 2002

Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer,

Saturna Brokerage Services; Vice President, Director, and Chief Operations Officer, Saturna Trust Company

Michael E. Lewis[5] 1961	Chief Compliance Officer	2012 / 2012	Chief Compliance Officer, Saturna Capital Corporation, Amana Mutual Funds Trust, Saturna Investment Trust, and Saturna Trust Company
Jacob A. Stewart[5] 1980	Anti-Money Laundering Officer	2015 / 2015	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services; Bank Secrecy Act Officer, Saturna Trust Company
Elliot S. Cohen[5] 1963	Secretary	2022 / 2022	Chief Legal Officer, Saturna Capital Corporation; Former Associate General Counsel for Russell Investments

[1]	The address for each Trustee and Officer is 1300 N. State Street, Bellingham, WA 98225.
[2]	Mr. Al-Barzinji is Director and Chief Compliance Officer of Sterling Advisory Services, Inc., the investment adviser to two private investment funds that are sub-advised by Saturna Capital Corporation, and which pay an investment sub-advisory fee to Saturna Capital Corporation.
[3]	Saturna Capital Corporation has committed to make a charitable donation to the School of Business at Linfield University to support education programming in sustainable investing. Saturna Capital has committed to donate $125,000 over five years, in the amount of $25,000 a year, beginning on September 30, 2021. Dr. Miles Davis ceased serving as the President of Linfield University effective January 2024.
[4]	Ms. Carten is an “interested person” of the Trust as an employee of the adviser.
[5]	Mr. Fankhauser, Mr. Lewis, Mr. Stewart, and Mr. Cohen hold the same positions with Saturna Investment Trust, which has eight fund portfolios and is also managed by Saturna Capital Corporation. Ms. Carten is President and Trustee of Saturna Investment Trust.

In addition, the following information is added to the section entitled “Leadership Structure of the Board of Trustees” on page 11 of the SAI:

Asma Y. Mirza, MBA, has spent her career solving big problems facing businesses and governments. Ms. Mirza is currently the Chief Performance Officer for the State of Maryland, where she focuses on the Governor’s priorities including co-lead for the economic response to protect workers and businesses related to the Francis Scott Key Bridge collapse in Baltimore. Ms. Mirza served as the Chief of Staff to the White House COVID-19 Response Team and as a Deputy at the White House Infrastructure Implementation Team & Special Assistant to the President. Prior to Ms. Mirza’s distinguished public service career, she was an Engagement Manager at McKinsey & Company. The Board believes Ms. Mirza’s demonstrated leadership and managerial experience, both in the private and the public sector, make her an excellent board member.

Jane K. Carten, MBA, graduated from Western Washington University with an MBA and undergraduate degree in Computer Science and Business. As Chairperson, President, Chief Executive Officer, and Director of Saturna Capital Corporation (the Funds’ investment adviser), Ms. Carten oversees Saturna’s daily operations and holds officer positions and directorships with certain Saturna Capital affiliates as noted previously. Ms. Carten is also the Vice President and a Director of Saturna Trust Company and a Director of Saturna Brokerage Services, Inc. (the Funds’ underwriter and distributor) Ms. Carten is active in the Bellingham Bay Rotary and is a member of the Young Presidents’ Organization. She is a founder of the nonprofit OpenAccess Internet Services and is a Bellingham Sister Cities member and contributor. The Board believes Ms. Carten’s demonstrated mutual fund industry experience and background, and her volunteer service and leadership on community boards, make her an excellent board member.

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